SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   [x]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]

Preliminary Proxy Statement

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Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to14a-12

SunOpta Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

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Date Filed:

SunOpta Inc.

2838 Bovaird Drive West

Brampton, Ontario, Canada L7A 0H2

T:(905) 455-1990  F:(905) 455-2529

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 14, 2007

To the holders of the Common Shares of SunOpta Inc.:

Notice is hereby given that the Annual and Special Meeting of Shareholders of SUNOPTA INC. (the "Company") will be held on Monday, May 14, 2007 at 4:00 p.m. local time, in the "Windsor Ballroom" at Le Royal Meridien, King Edward Hotel, 37 King Street East, Toronto, Canada for the following purposes:

1.     to elect ten Directors;

2.     to appoint Auditors of the Company for 2007 and to authorize the Directors to fix their remuneration;

3.     to approve a resolution authorizing the Company to further amend the Company’s 2002 Stock Option Plan, as amended, as follows: (i) increase the number of common shares for issuance under the Plan, and (ii) amend certain provisions of the Stock Option Plan as specified in Exhibit “B” including, extension of the term of the Plan.  Copies of the resolutions are annexed to the Information Circular as Exhibits “C & D”; and

4.     to consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

This Notice is accompanied by a Form of Proxy, Information Circular, the Annual Report of the Company which includes the Audited Consolidated Financial Statements for the year ended December 31, 2006, a Return Card for shareholders to request continued information plus an envelope to return the Proxy and Return Card.

All shareholders are cordially invited to attend the meeting.

DATED this 27th day of March, 2007

By Order of the Board of Directors

Jeremy N. Kendall
Chairman

In order to be represented by proxy at the Annual Meeting, you must complete and submit the enclosed Form of Proxy or other appropriate Form of Proxy.

SUNOPTA INC.

2838 Bovaird Drive West

Brampton, Ontario, Canada

L7A 0H2

_____________________________________________

INFORMATION CIRCULAR and PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

THIS INFORMATION CIRCULAR AND PROXY STATEMENT (“Information Circular”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF SUNOPTA INC. ("the Company") OF PROXIES FOR USE at the Annual and Special Meeting (“the Meeting”) of Shareholders to be held on May 14, 2007 at 4:00 p.m. local time, in the “Windsor Ballroom” at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

The Company expects to mail this Information Circular and the accompanying form of Proxy on or about April 19, 2007.

Any shareholder giving a Proxy may revoke it at any time before it is exercised.  A Proxy given pursuant to this solicitation may be revoked by instrument in writing executed by the shareholder or his or her attorney duly authorized in writing and deposited either at the corporate office of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, at any time prior to the date of the meeting at which the proxy is to be used, or by delivering it prior to a vote to the Chairman of the meeting on the day of the meeting or any adjournment thereof.

The persons named in the form of Proxy are Directors and Officers of the Company and will vote the shares in respect of which they are appointed Proxy holders in accordance with the directions of the shareholder appointing them.  IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS AUDITORS OF THE COMPANY.

If a shareholder appoints some person other than the persons named in the form of Proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.  In the absence of such direction, such person may vote such shares at his or her discretion.

The enclosed form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters, which may properly come before the Meeting.  At the time of printing this Information Circular, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the Shareholders in connection with this solicitation.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, fax or e-mail.  The Company does not expect to pay any additional compensation for the solicitation of proxies.

The Annual Report of the Company, which contains the Audited Consolidated Financial Statements for the fiscal year ended December 31, 2006, accompanies this Information Circular.  Receipt at the Meeting of the Audited Consolidated Financial Statements of the Company for the year ended December 31, 2006 and the auditors' report thereon will not constitute approval or disapproval of any of the matters referred to in such reports and statements.

Unless otherwise indicated, all dollar amounts herein are expressed in US dollars.

Record Date and Share Ownership

The Board of Directors has fixed March 27, 2007 as the record date for determining shareholders entitled to Notice of the Meeting.

Shareholders of Common Shares of record on March 27, 2007 are entitled to one vote for each share registered in the name of the shareholder on each matter properly brought before the Meeting.  As of March 27, 2007 there were 62,979,809 common shares issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning share ownership of all persons as known by the Company to own beneficially 5% or more of the Company's outstanding Common Shares and all directors and executive officers of the Company as a group as of March 27, 2007.

Name and Address of Holder	Class of Share	Amount of Ownership	Percent Ownership (1)
Stephen R. Bronfman c/o Johnny Thomas Claridge Inc. 1170 Peel Street, Suite 800 Montreal, QC H2B 2T5 (2)	Common	5,087,613	8.08%
All Directors and Executive Officers as a group (twelve)	Common (3)	6,530,717	10.37%

(1)

Percentage ownership is calculated based on total Common Shares outstanding at March 27, 2007 of 62,979,809. This total does not include options that have vested or have not yet vested.

(2)

Record and beneficial holder.  Mr. Bronfman as Chairman of Claridge Inc. has voting and investment decision power.

(3)

For details of shares owned by Executive Officers and Directors, see Share Ownership of Directors and Executive Officers below.

 Share Ownership of Directors and Executive Officers as at March 27, 2007 is set forth below:

Name Directors & Executive Officers:	Class of Shares	Number of Shares Beneficially Owned/Number of Vested Options (2)	Percentage of Class (1)
Jeremy Kendall	Common	468,986 / 68,000	0.83%
Steven Bromley	Common	59,659 / 205,000	0.41%
Cyril A. Ing	Common	39,085 / 29,250	0.11%
Joseph Riz	Common	33,600 /31,000	0.10%
James Rifenbergh	Common	230,000 / 21,000	0.39%
Allan Routh	Common	543,781 / 55,000	0.92%
Katrina Houde	Common	16,000 / 27,000	0.07%
Stephen Bronfman	Common	5,087,613 / 27,000	7.89%
Robert Fetherstonhaugh	Common	10,000 / 27,000	0.06%
Steven Townsend	Common	16,000 / 0	0.02%
John Dietrich	Common	8,396 / 95,000	0.16%
Arthur McEvily	Common	17,597 / 40,000	0.09%
All Directors and Executive Officers as a group (twelve)	Common	6,530,717 / 625,250	11.04%

(1)

Percentage ownership is calculated based on 62,979,809 total common shares outstanding at March 27, 2007, plus all common shares subject to options currently exercisable, which at March 27, 2007 totaled 1,818,150 and of which 625,250 are related to Directors and Executive Officers noted above.  The remaining 1,192,900 options are options vested to other employees of the Company.  This calculation does not include options that have not vested.  Therefore, the “Percentage of Class” column is based on 64,797,959 common shares.

(2)

The exercise price of vested options range from $2.15 to $10.86.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers to file reports of holdings and transactions in the Company’s shares with the SEC and NASDAQ.  Based on our records and other information, we believe that in 2006 our Directors and Executive Officers met, on a timely basis, all applicable SEC filing requirements.

PROPOSAL ONE - ELECTION OF DIRECTORS

Ten directors will be elected to serve until the next Annual Meeting or until their successors are elected.  There are no family relationships among the Directors.  The accompanying form of proxy will be voted for the election as Director of the nominees listed below, unless the proxy contains contrary instructions.  Each of the nominees has consented to be named herein and to serve as a Director.  Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director.  However, in the event that any of the nominees should become unable to serve as a Director, the persons named in the accompanying form of proxy reserve the right to vote for another person at their discretion. The Board of Directors of the Company has been established at a minimum of five and a maximum of fifteen and presently consists of ten directors with nine directors standing for re-election.

The following are Management’s nominees:

Identification of Directors:

The following table shows certain information as of March 27, 2007 with respect to the Company’s nominees as Directors, all of whom are currently Directors:

Name Directors:	Age	Year First Elected Director/Officer	Position with Company
Jeremy Kendall	67	1978	Chairman of the Board
Steven Bromley	47	2007	Director, President and Chief Executive Officer
Cyril A. Ing (2)(3)	74	1984	Director and Secretary
Joseph Riz	59	1986	Director and Executive Vice President
James Rifenbergh (1)(2)(3)	76	1996	Director
Allan Routh	56	1999	Director and President of the SunOpta Grains & Foods Group
Katrina Houde (1)	47	2000	Director
Stephen Bronfman (A)	43	2001	Director
Robert Fetherstonhaugh (A)(2)(3)	51	2001	Director
Steven Townsend (1)(2)(3)	54	2005	Director

(1)

Member of the Audit Committee

(2)

Member of the Corporate Governance Committee

(3)

Member of the Compensation Committee

 (A) Pursuant to a subscription agreement between the Company and Claridge and the Claridge Group dated September 28, 2001, so long as a member of the Claridge Group remains the beneficial owner of at least five percent (5%) of the Company’s issued and outstanding common shares, the Company will nominate for election and recommend to its shareholders a person designated by Claridge to serve on the Company’s Board of Directors.  For so long as the beneficial holdings of Claridge shall be at least fifteen percent (15%) of the Company’s issued and outstanding common shares, the Company shall nominate a second designee of Claridge.  Claridge currently beneficially owns more than five percent (5%) of the Company’s issued and outstanding common shares.  Mr. Bronfman presently serves on the Company’s Board of Directors pursuant to this agreement.

Set forth below is a biographical description of each Director of the Company:

Jeremy Kendall has served as a Director of the Company since September 1978. In June 1983, he was elected Chairman of the Board and Chief Executive Officer of the Company. Mr. Kendall retired from CEO of the Company in February 2007. He is Chairman of the Board of most of the Company's subsidiaries.  He is also Chairman of Jemtec Inc. (6/91 to present) and Easton Minerals Ltd. (1/95 to present). In July 2004, Mr. Kendall was elected Chairman of the Board of Opta Minerals, which is approximately 70% owned by the Company. He is also a Director of a number of private and charitable organizations.

Steven Bromley serves as President and Chief Executive Officer and a Director of SunOpta Inc.  Mr. Bromley joined SunOpta in June 2001 and has served in a number of key operating and financial roles since that time.  Mr. Bromley served as Executive Vice President and Chief Financial Officer through September 2003 until his appointment as Chief Operating Officer. In addition to his role of Chief Operating Officer, Mr. Bromley was appointed by the Board of Directors as President in January 2005 and subsequently as Director and Chief Executive Officer in February 2007.  Prior to joining the Company, Mr. Bromley spent over 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited.  From 1977 to 1999 he served on the Board of Directors of Natrel Inc.  Mr. Bromley is a Director of most of the Company’s subsidiaries and in July 2004, Mr. Bromley was elected as Director of the Board of Opta Minerals Inc. (TSX: OPM), which is approximately 70% owned by the Company.

Cyril Ing is a retired Professional Engineer and was elected a Director in January 1984 and became an employee in August 1985. Mr. Ing currently serves on the Corporate Governance Committee and the Compensation Committee. He was an independent consultant specializing in engineering projects involving the combustion of biomass from May of 1982 to August 1985. In the past 5 years, Mr. Ing has served on the following Boards of Directors: Jemtec Inc. (11/99 to present) and Easton Minerals Ltd. (11/99 to present).

Joe Riz was elected a Director of the Company in July 1986. Mr. Riz was appointed Executive Vice President of the Company in January 2007. Previous to Mr. Riz's appointment as Executive Vice President he served as Chairman of the Company's Audit Committee and as a member of the Corporate Governance Committee. Since 1985 Mr. Riz has served as Managing Director of Tricapital Management Ltd., a merchant banking and financial advisory firm. In November 2004, Mr. Riz was elected as a Director of Opta Minerals which is approximately 70% owned by the Company. He is also a Director of a number of private companies.

James Rifenbergh was elected to the Board of Directors in April 1996 and currently serves on the Audit Committee and chairs the Corporate Governance and Compensation Committee. Mr. Rifenbergh is Past President and Chairman and CEO of Brown Printing Company of Waseca, Minnesota, a large printing company with plants throughout the United States. He is also a Past Director of the Nasdaq listed ARC Capital, Inc. and a  number of other private companies and organizations. In the past 5 years, Mr. Rifenbergh has not served on any Boards of any other public issuers.

 Allan Routh was elected to the Board of Directors in September 1999. Mr. Routh is President of the SunOpta Grains and Foods Group and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, LLC., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the soy industry and soy industry organizations since 1984. He is also a Director of other private companies. In the past 5 years, Mr. Routh has not served on any other reporting issuers Board of Directors.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit Committee. Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. In the past 5 years, Ms. Houde has not served on any other reporting issuers Board of Directors.

Stephen Bronfman was elected to the Board of Director in October 2001. Mr. Bronfman is Chairman of Claridge Inc., a privately held company with worldwide interests in real estate, entertainment and food production.  Mr. Bronfman sits on the Board of Directors of SunOpta Inc., the David Suzuki Foundation, the Canadian Council for Israel and Jewish Advocacy and the Summit School Foundation.  He is the President of the Stephen R. Bronfman Foundation and the Samuel and Saidye Bronfman Family Foundation.  His involvement in both business and philanthropic endeavors is extensive in both North America and Israel.

Robert Fetherstonhaugh was elected to the Board of Directors in December 2001 and serves on the Corporate Governance Committee and the Compensation Committee. Mr. Fetherstonhaugh is a Chartered Accountant and has been the President of Claridge Inc. since December 2002. Mr. Fetherstonhaugh joined Claridge Inc. in May 2001 as Executive Vice President. Mr. Fetherstonhaugh has a broad business background both in North America and internationally.  He is currently a director of Trader Classified Media and also serves as a director of other private companies.

Steven Townsend was elected to the Board of Directors in December 2005 and currently serves as the Chairman of the Audit Committee and a member of the Corporate Governance and Compensation Committees. Mr. Townsend served for nearly 25 years at United Natural Foods, Inc. (UNFI), the leading natural and organic foods distributor in the United States. Mr. Townsend was Chairman and CEO from 2003 until his retirement from UNFI in 2006. He joined UNFI in 1981 as Controller and has held progressively advancing executive positions, including President, Chief Operating Officer and Chief Financial Officer. During his five-year tenure as President, CEO and Chairman, Mr. Townsend was instrumental in growing sales from approximately $1 billion per year to more than $2.3 billion per year. Earlier in his career he held management positions at Harris Corporation and Tupperware Corporation.  In the past 5 years, Mr. Townsend served as a director of Savings Institute Financial Group, a publicly traded bank in the United States as well as United Natural Foods Inc.

MANAGEMENT

Board Meetings and Committees

During fiscal 2006 the Company operated with two board committees, the (1) Audit Committee and (2) the Corporate Governance Committee, which also served as the Nominating Committee and the Compensation Committee.  Effective fiscal 2007, the Company has three board committees (1) Audit Committee; (2) Corporate Governance Committee which also serves as the Nominating Committee; and (3) the Compensation Committee.  The Board has appointed individuals from its members to serve on these committees.  The membership of these three committees is composed entirely of independent directors.

During 2006 the Board of Directors held five regularly scheduled meetings and two special telephonic meetings.  All board members attended 75% of the meetings of the Board and Committees in which they served, with the exception of Mr. Stephen Bronfman.

Audit Committee

The following three independent Directors were members of the Audit Committee in 2006: Joseph Riz (Chairman and designated financial expert), Steven Townsend and Katrina Houde.  For the fiscal year 2007 the Board approved the appointment of the following directors to the Audit Committee:  Steven Townsend (Chairman and designated financial expert), Katrina Houde and Jim Rifenbergh.

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter.  These duties include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board of Directors the appointment of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations.  A copy of the Audit Committee Charter, adopted in November, 2001, and updated in December 2005, is, attached as Exhibit A.

The Audit Committee meets formally four times a year, once to review the Form 10-K and annual Audited Consolidated Financial Statements and before each quarter’s earnings are filed to review interim financial statements and Form 10-Q’s which are filed with the Securities and Exchange Commission in the U.S. and the Ontario Securities Commission in Canada. Other meetings may be held as at the discretion of the Chair of the Audit Committee.  During 2006, the Audit Committee met four times and held one telephonic meeting. The Audit Committee has free and unfettered access to PricewaterhouseCoopers LLP, the Company’s auditors.

During 2006 the Audit Committee maintained a company wide policy related to reporting of concerns in accounting or internal controls.  This policy gives all employees of the Company direct access to the Audit Committee for concerns dealing with accounting practices, internal controls or other matters affecting the Company’s well being.

Corporate Governance/Compensation Committee

The following three independent Directors were members of the Corporate Governance Committee in 2006: James Rifenbergh (Chairman), Joseph Riz and Robert Fetherstonhaugh.  During 2006 this committee also acted as the Company’s Compensation Committee and performs similar functions to that of a Nominating Committee.  This committee held five meeting during 2006.  For the fiscal year 2007 the Corporate Governance Committee approved the establishment of a Compensation Committee within the Corporate Governance Committee.  The make-up of the Compensation Committee is the same as the Corporate Governance Committee for 2007 and is as follows:  Jim Rifenbergh (Chairman), Robert Fetherstonhaugh, Cyril Ing and Steven Townsend.

The Company and the Corporate Governance Committee have developed a set of formal Corporate Governance Policies that are monitored on an ongoing basis to ensure that the Company is in compliance with its Corporate Governance Policies (see “Corporate Governance Disclosure”).

The function of the Corporate Governance Committee, in its capacity as the Compensation Committee, is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for all other Senior Officers and employees of the Company. In addition, this Committee oversees the Option Plan and Employee Stock Purchase Plans of the Company.

The Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors.  The Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates.  The Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.  To be considered for membership on the Board, the Committee will consider certain necessary criteria, that a candidate should meet, which would include the following:  (a) be of proven integrity with a record of substantial achievement, (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board meetings, Board Committee meetings and annual stockholder meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth.  Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate.  If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews.

A stockholder may recommend a person as a nominee for director by writing to the Secretary of the Company.  Recommendations must have been received by November 1, 2006 in order for a candidate to be considered for election at the 2007 Annual Meeting.  Each notice of nomination should contain the following information:  (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.  All the director nominees named in this proxy statement met the Board’s criteria for membership and were recommended by the Corporate Governance Committee for election by the stockholders at this Annual Meeting.

All nominees for election at this Annual Meeting were previously elected by stockholders with the exception of Steven Bromley.

Director Compensation

Fees

During fiscal 2006, Directors who were not Company employees received an annual retainer of CDN $7,500, a directors fee of CDN $1,500 for each board meeting attended in person as well as CDN $750 for participating in committee meetings and telephone meetings.  Each Committee Chairman also receives an annual fee as follows:  Corporate Governance CDN $2,500 and Audit CDN $7,500 for their additional responsibilities.  The compensation for 2007 has been set as follows:  annual retainer of CDN $10,000, a directors fee of CDN $1,500 for each Board meeting attended and CDN $750 for telephonic and committee meetings.  Committee chairs receive annual compensation of US$20,000 for the Audit Committee and US$7,500 for the Corporate Governance committee.  In addition, all Directors qualify for an annual grant of options and reimbursement for travel and administrative expenses to attend meetings and manage their Board and Committee responsibilities.

Compensation of Executive Officers

The following tables set forth all remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2006, 2005, and 2004 to its CEO and top four Executive Officers/Divisional Presidents:

SUMMARY COMPENSATION TABLE

			Annual Compensation		Awards			Payouts
Name and Principal Occupation	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Awards	Option SARs	LTIP Pay-outs	All Other Compensation (2)
Jeremy N. Kendall (3)	2006	$433,651	-	$32,710	-	-	-	$360,275
Chairman & CEO	2005	$330,133	-	$27,018	-	-	-	-
	2004	$299,937	$60,398	$14,323	-	-	-	-
Steven R. Bromley (3)	2006	$299,219	-	$27,021	-	-	-	$180,905
President & COO	2005	$268,233	-	$24,059	-	-	-	-
	2004	$222,820	$44,896	$25,100	-	-	-	-
John H. Dietrich (3)	2006	$201,152	-	$27,330	-	-	-	$302,977
Vice President & CFO	2005	$182,399	$9,079	$23,950				-
	2004	$148,867	$19,733	$21,874	-	-	-	$8,586
Allan Routh	2006	$215,000	-	$7,721	-	-	-	-
Director and President,	2005	$200,000	-	$7,713	-	-	-	$495,700
SunOpta Grains & Foods Group	2004	$185,865	$19,260	$6,682	-	-	-	-
Arthur J. McEvily	2006	$246,000	-	-	-	-	-	$369,820
President, SunOpta Ingredients Group	2005	$240,875	-	-	-	-	-	-
	2004	$235,000	$112,500	-	-	-	-	-

(1)

Other Annual Compensation represents taxable benefits for automobile personal use or reimbursement of costs, life insurance, retirement savings contributions.

(2)

All Other Compensation is the value received over exercise price of stock options exercised.

(3)

These officers are paid in Canadian dollars.  The compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year.

OPTION GRANTS IN PAST FISCAL YEAR TO EXECUTIVE OFFICERS

There were no grants of stock options made during the last completed fiscal year to any executive officers.

Aggregate Option Exercises during the year ended December 31, 2006 and Option Values at December 31, 2006

The following table details certain information concerning stock options held by the named Executive Officers during fiscal year ended December 31, 2006 and the value of unexercised options at December 31, 2006:

(a)			(b)	(c)
Name	Shares acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at 12/31/06 Vested/Not Yet Vested	Value of Unexercised in the Money Options at 12/31/06 Vested/Not Yet Vested (1)
Jeremy N. Kendall – Chairman &CEO	75,000	$415,397	68,000 / 0	$147,880 / $0
Steven R. Bromley – President & COO	30,000	$208,583	195,000 / 0	$722,900 / $0
John H. Dietrich – Vice President & CFO	38,500	$349,332	95,000 / 0	$273,100 / $0
Allan Routh – Director and President SunOpta Grains & Foods Group	0	0	55,000 / 0	$132,750 / $0
Art McEvily – President, SunOpta Ingredients Group	50,000	$369,820	29,000 / 11,000	$82,490 / $0

(1)

These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Small Cap Market.  On December 31, 2006, the closing price was U.S. $ 8.91.

Report of the Compensation Committee on Executive Compensation

Overview and Philosophy

The Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the Chief Executive Officer and other executive officers, and administering the Amended and Restated 2002 Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee consists entirely of independent, non-employee directors, within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. During 2006 the Compensation Committee consisted of James Rifenbergh, Chair of this committee, Robert Fetherstonhaugh and Joe Riz.

This report addresses our compensation policies for the fiscal year ended December 31, 2006 as they affected the Chief Executive Officer and the other executive officers. The objectives of our executive compensation program are to:

●       Attract and retain key executive officers critical to our long-term success;

●       Align the executive officers’ interests with the interests of stockholders;

●       Promote an ownership mentality among key leadership and the Board of Directors;

●       Enhance the overall performance of SunOpta; and

●       Recognize and reward individual performance and responsibility.

Compensation Program

Our executive compensation program generally consists of base salary, cash incentive compensation and long-term incentive compensation in the form of stock options and restricted stock grants. Executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Employee Stock Purchase Plan and the retirement savings plan (RRSP or 401K).

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance and individual merit in setting compensation policies for our executive officers.

We regularly assess, with the assistance of outside compensation consultants, the competitiveness of our total compensation program, including base salaries, annual cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of companies of similar size or industry.

For the fiscal year ended December 31, 2006, we reviewed the appropriate mix between salary and other forms of compensation and set annual compensation guidelines for our executive officers.

Base Compensation

Steven Bromley was promoted to President and Chief Executive Officer in February 2007. Mr. Bromley’s base compensation was set at CDN $400,000.  Mr. Bromley was awarded 10,000 common shares of restricted stock to be granted in equal installments over a four year period commencing at the time of his appointment to CEO and thereafter on each anniversary. Mr. Bromley has an employment agreement with the Company commencing February 1, 2007 until February 1, 2012.

The Company commissioned an independent consulting firm to review the compensation levels paid to executive officers. For fiscal 2006, compensation for executive officers was set within the range of this compensation review for executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by the Compensation Committee. Base compensation was also determined in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

Long-Term Incentives

Long-term incentives for executive officers and key employees are provided through individual stock ownership, the Employee Stock Purchase Plan and the Amended and Restated 2002 Stock Option Plan. The objectives of these plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in our common stock. Stock options are usually granted annually or on a regular basis to our executive officers and certain key employees. In selecting executive officers eligible to receive stock option and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following: (i) the job level of the executive officer; (ii) stock option grants awarded by competitors to executive officers at a comparable job level; and (iii) past, current and prospective service rendered, or to be rendered, by the executive officer.

Change of Control Provisions

We have entered into severance arrangements with certain executive officers. The severance arrangements provide for the payment of one year of base salary and benefits for a period of one year (with the exception of certain executive officers who have eighteen or twenty-four months following involuntary termination or termination of employment without good reason due to change of control of the Company (as each such term is defined). In any such event, the executive officer shall be entitled to the severance payments and medical benefits provided in the previous sentence, and the acceleration in full of the vesting of all options (as such term is defined in the agreement) made to the executive officer.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended December 31, 2006, grants of stock options under the Amended and Restated 2002 Stock Option Plan satisfy the requirements for deductible compensation for employees residing in the US. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we authorize payments that may not be deductible if we believe they are in the best interests of SunOpta and its stockholders.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Jim Rifenbergh (Chairman), Steven Townsend, Robert Fetherstonhaugh and Cyril Ing. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Executive employment contracts

Mr. Jeremy Kendall, Chairman, entered into an employment contract with the Company in October 2001 for a period through February 26, 2020.  The contract provides for consulting fees to be paid on a sliding scale over time until February 20, 2020 to Mr. Kendall or his spouse. These consulting fees are to be paid even if Mr. Kendall retires fully, the Company no longer requires his services or if Mr. Kendall passes away before February 26, 2020.

Mr. Steven Bromley, President and Chief Executive Officer, entered into an employment contract with the Company in 2007.  The term of this employment agreement is for five years commencing February 1, 2007 until January 31, 2012.

None of the other executives listed in the Summary Compensation Table above have employment contacts.

INDEBTEDNESS OF DIRECTORS/OFFICERS

None

DIRECTORS’ AND OFFICERS LIABILITY INSURANCE

The Company’s comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company.  The approximate annual cost of this coverage is $118,700 and the policy contains a deductible of up to $100,000 except for security claims which has a deductible of up to $250,000.

The Company has also provided run-off insurance to the Board of Directors of Opta Food Ingredients Inc. (now SunOpta Ingredients, Inc.) for actions taken prior to the acquisition by the Company in 2002.  This insurance provides coverage for a period of six years from the date of the acquisition for any undisclosed claims that may still arise during the former Boards tenure.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Allan Routh, President of the SunOpta Grains and Foods Group purchased $126,000 of agronomy products from the Group during 2006, and had a balance receivable outstanding as at December 31, 2006 of $nil.  In addition, the President of the SunOpta Grains and Foods Group sold through a family farming business $282,000 of soybeans and corn to the SunOpta Grains and Foods Group at market rates.  The balance payable by SunOpta as at December 31, 2006 was $nil.

CORPORATE GOVERNANCE DISCLOSURE

Statement of SunOpta Inc.’s Corporate Governance Practices

	Guidelines	Practices

1.	The Board of Directors is responsible for the stewardship of the Company, and specifically for

In accordance with the Canada Business Corporations Act, the business of the Company is managed under the direction of its Board of Directors.  The President and Chief Executive Officer makes recommendations to the Board of Directors with respect to matters of corporate policy after discussion, when appropriate, with the members of Senior Management.  The Board of Directors then takes the decisions which it deems appropriate and supervises the execution of such decisions and reviews the results obtained.

a.	adoption of a strategic planning process	The duties of the Board of Directors include the review on an annual basis of the strategic plan for each operating group of the Company.
b.	identification of principal risks, and implementing risk managing systems

The Board of Directors’ duties includes the review of overall business risks and of the Company’s practices and policies for dealing with these risks.

In addition, the Audit Committee assesses principal risks which the Company faces and, where appropriate, proposes the implementation of risk management systems.

c.	succession planning and monitoring senior management

The Corporate Governance Committee reviews, reports, and where appropriate, provides recommendations to the Board of Directors on succession planning matters and, with the Audit Committee and the Board of Directors, monitors the performance of senior management.

d.	communications policy

Each of the Board of Directors and the Audit Committee reviews, and where required, approves statutory disclosure documents prior to their distribution to shareholders.

In addition, the Company has a shareholder relations process to respond to shareholder questions and concerns.  All communications from shareholders are referred to the CEO or the appropriate Corporate Officer for response.  Management promptly advises the Board of Directors if any significant issues are raised by shareholders. In addition, the Company communicates with its shareholders, securities analysts and the media regularly on developments in its business and results, through the annual report, interim financial statements and reports to shareholders, press releases and material change reports, as per the Communications Policy.

e.	integrity of internal control and management information systems

The Board of Directors’ duties includes the assessment of the integrity of the Company’s internal controls and information systems.  In addition, the Audit Committee has oversight responsibility of internal controls and management information systems.

2.	Majority of Directors should be “unrelated” (independent of management and free from conflicting interest) to the Company and the Company’s significant shareholders, if any.

The Board of Directors is composed of ten persons.  Of the ten Directors, six are “unrelated” under the Guidelines and three are Senior Officers and one has a consulting contract.  The composition of the Board of Directors fairly reflects, therefore, the investment in the Company by the shareholders.

3.	Disclose for each Director whether he is related, and how that conclusion was reached	Jeremy Kendall	Related	Chairman and consultant
		Steven Bromley	Related	President and Chief Executive Officer
		Allan Routh	Related	President of the SunOpta Grains and Foods Group
		Joe Riz	Related	Executive Vice President
		Robert Fetherstonhaugh	Unrelated
		Stephen Bronfman	Unrelated
		Cyril Ing	Unrelated
		James Rifenbergh	Unrelated
		Katrina Houde	Unrelated
		Steven Townsend	Unrelated

4.	Propose to the full Board of Directors new nominees to the Board and assess Directors on an ongoing basis

The Corporate Governance Committee acts as the Nominating Committee and assesses candidates for the Board as described on page 7. If the candidacy is endorsed by the Corporate Governance Committee, it is then submitted to the approval of the Board of Directors.  New Directors are then included in an orientation and education program.

5.	The Corporate Governance Committee is composed exclusively of unrelated Directors	The four members of the Corporate Governance Committee are all unrelated Directors.
6.	Implement a process for assessing the effectiveness of the Board of Directors, its Committees and individual Directors in accordance with overall Governance Policy	An annual review of Board members is undertaken by the Corporate Governance Committee with advice from the Chairman and the CEO.
7.	Provide orientation and education programs for new Directors

New Directors participate in an initial information session on the Company in the presence of Management representatives.  In addition, they are furnished with appropriate documentation relating to the commercial activities of the Company and the internal organization of the Company.  Monthly reports detailing the commercial activities of the Company and the internal organization of the Company are supplied to all Directors.  The meetings in which new Directors participate (including annual strategic planning sessions) as well as discussions with other Directors and with management permit new Directors to familiarize themselves rapidly with the operations of the Company.  Facility visits are arranged for new Directors and Directors are encouraged to attend trade events annually.

8.	Consider the size of the Board of Directors, with a view to continually improving effectiveness	The current size of the Board of Directors is appropriate with ten members.
9.	The Board of Directors should review compensation of Directors in light of risks and responsibilities	The Compensation Committee periodically reviews compensation policies in light of market conditions and practices and in light of risks and responsibilities.
10.	Committees of the Board of Directors should be composed of a majority of unrelated (non-management) Directors

The Corporate Governance Committee is composed of four unrelated Directors. This Committee also acts as the Nominating Committee.  There is also a Compensation Committee made up of the same four directors. The Corporate Governance Committee has the responsibility, upon the recommendation of the Chairman and Chief Executive Officer, for defining salary classes and levels and extent of participation in incentive programs.  In addition, this Committee determines, based on the proposal of the Chairman of the Board, the persons eligible to benefit from the stock option plan and in which proportion, according to their position.  The Corporate Governance Committee also assesses the performance of the Chief Executive Officer and the Committee’s recommendations in this regard are then presented to the Board of Directors.  When a vacancy on the Board of Directors needs to be filled, the Committee considers candidates from a variety of sources, including management, stockholders and other Board members.  The Corporate Governance Committee can then endorse such recommendations, which, if endorsed, are presented to the Board of Directors.

11.	The Board of Directors should expressly assume responsibility for, or assign to a Committee the general responsibility for approach to corporate governance issues

The Corporate Governance Committee is responsible for developing and monitoring the Company’s approach to governance issues, the Company’s response to the required Guidelines and recommending these policies to the Board of Directors.

12.a.	Define limits to Management’s responsibilities by developing mandates for:
(i)	the Board of Directors

The Board of Directors is, by law, responsible for managing the business and affairs of the Company.  Any responsibility which is not delegated to either Management or a Committee remains with the Board of Directors.  In general, all matters of policy and all actions proposed to be taken which are not in the ordinary course of business require the prior approval of the Board of Directors or of a Board Committee to which approval authority has been delegated.

(ii)	the CEO

The corporate objectives which the Chief Executive Officer is responsible for meeting along with Management which is directly under his supervision, are determined by the strategic plans and the budget.  These plans are approved each year by the Board of Directors.  Performance of the Chief Executive Officer and Management is assessed against the achievement of the strategic plans and the annual budget.

b.	the Board of Directors should approve CEO’s corporate objectives	The Board of Directors governs the strategic plan and budgets for the Company.
12.	Establish procedures to enable the Board of Directors to function independently of management

The Board of Directors can function independently of Management, as the Board of Directors is free to ask one or more members of Management to withdraw during certain discussions. The independent Directors of the Company also meet at each board meeting without the presence of the members of Management who are also Directors, including the Chairman and Chief Executive Officer.

13.a.	establish an Audit Committee with a specifically defined mandate

The roles and responsibilities of the Audit Committee have been specifically defined and approved by the Board of Directors and include the review of the annual and interim financial statements and related statutory filings of the Company.  The Audit Committee has direct communication channels with both the internal financial management and external auditors to discuss and review specific issues, as appropriate.

b.	all members should be non-management Directors	The Audit Committee is composed of three unrelated Directors and are advised by the Vice President and Chief Financial Officer.
14.	Implement a system to enable individual Directors to engage outside advisors, at the Company’s expense	Individual Directors may, if required, retain outside advisors at the Company’s expense.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee discussed with the independent auditors, PricewaterhouseCoopers LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s financial reporting, internal control and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, No. 89, “Audit Adjustments” and No. 90 “Audit Committee Communications.”

The Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including matters in the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions With Audit Committees. The Committee also has considered whether the provision by the auditors of non-audit professional services is compatible with maintaining the auditors’ independence.

The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and the discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

This report has been submitted by Jim Rifenbergh (Acting Chairman), Steven Townsend and Katrina Houde, all members of the Audit Committee.

The information contained in this Audit Committee report to the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the five year cumulative shareholder return on the common shares of the Company to the cumulative total return of the S&P/TSE Composite and the NASDAQ Industrial Indices for the period which commenced December 31, 2002.

	2002	2003	2004	2005	2006
Nasdaq Industrial Index	$100.00	$115.44	$133.73	$133.88	$150.47
S&P/TSX Composite Index	$100.00	$106.93	$120.27	$146.61	$167.89
SunOpta Inc.	$100.00	$425.35	$330.88	$242.40	$405.53

Assumes that $100.00 was invested in common shares of the Company and in each Index on December 31, 2002

PROPOSAL TWO - APPOINTMENT OF AUDITORS

The Board of Directors has reappointed PricewaterhouseCoopers LLP (“PwC”) as independent auditors for the year 2007.  The shareholders are being asked to ratify the appointment of PwC for the year 2007 and to authorize the Audit Committee to set their remuneration.

The Board of Directors recommend that the shareholders vote for the appointment of PwC, Chartered Accountants, who have been the Company’s auditors since 1975.  In the event that the Shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection.

A representative of PwC will attend the Annual and Special Meeting of Shareholders and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders in attendance. During the Company’s fiscal year ended December 31, 2006, the Company was billed the following aggregate fees by PwC.

Audit Fees

The total fees billed by PwC for professional services rendered for the audit of the Company’s Consolidated Financial Statements for the fiscal year ended December 31, 2006 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year was $905,000 including audit fees pursuant to 18 U.S.C. Section 1350 of the Sarbanes Oxley Act.

Financial Information Systems Design and Implementation Fees

No fees were billed by PwC to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

All Other Fees

PwC billed the Company $535,000 for services related to compliance, tax matters and the equity financing within SunOpta Inc.

The Audit Committee did consider and conclude that the provision of the non-audit services is compatible with maintaining PwC’s independence.

PROPOSAL THREE –   AMENDMENT TO THE 2002 STOCK OPTION PLAN TO AUTHORIZE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED AND TO MODIFY ITS PROVISIONS

In June 2002, the Company’s shareholders approved the 2002 Stock Option Plan (the “2002 Plan”) and authorized 1,500,000 common shares for issuance under the 2002 Plan.

On March 11, 2004 the Board of Directors amended the 2002 Plan, to authorize 1,500,000 additional common shares for awards of options under the 2002 Plan.

On February 22, 2007 the Board of Directors further amended the 2002 Plan, to (i) authorize 2,000,000 additional common shares for awards of options under the 2002 Plan, and (ii) modify certain provisions of the Plan including the extension, as more particularly described in Article 18 of the Plan in Exhibit B.  These 2,000,000 additional shares represent approximately 3.2% of the Company’s outstanding common shares as of the date of this Proxy Statement.  The Board of Directors believes that this additional share reserve is necessary to continue to provide competitive option awards to key employees in the future, which is linked to the creation of shareholder value.  The amendment will not become effective until shareholder approval is obtained.

SHAREHOLDERS’ PROPOSALS

All proposals of Shareholders intended to be presented at the Company's Annual Meeting of Shareholders in 2008, must be received at the Company's Executive Office no later than December 31, 2007 for inclusion in the Information Circular and  Proxy Statement related to that meeting.  The Company's next Annual Meeting of Shareholders is planned for May 2008.

OTHER MATTERS

NASDAQ corporate governance rules state that the required quorum for the Annual and Special Meeting of Shareholders cannot be represented by less than 33 1/3% of the outstanding common shares as at March 27, 2007.  Therefore shareholders of at least 20,993,060 common shares must participate directly or be present by proxy to validate the quorum requirements.

The Company encourages all of its shareholders to participate in the Annual Meeting.

The Management of the Company does not know of any matters other than those stated in this Information Circular, which are to be presented for action at the meeting.  If any other matters should properly come before the meeting, proxies will be voted on the other matters in accordance with the best judgement of the persons voting the proxies.

The Directors of the Company have approved the contents and the sending of this Information Circular.

Dated this 27th day of March, 2007.

By Order of the Board of Directors

\s\Steven Bromley
Steven Bromley
President and Chief Executive Officer

FORM 10-K

The Company will provide without charge to beneficial owners of common shares of the Company, upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, Washington, D.C. and the Ontario Securities Commission, Toronto, Ontario. Written requests should be directed to Susan Wiekenkamp, Information Officer of the Company, 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2, or by fax at (905) 455-2529 or by e-mail at susan.wiekenkamp@sunopta.com.

Shareholders should note that the Form 10-K, as well as Form 10-Q and press releases can be directly downloaded from www.sedar.com, www.edgar.com or from the Company’s web site at www.sunopta.com.

Exhibit A

SUNOPTA INC.

AUDIT COMMITTEE CHARTER

(as Amended through December 2005)

1.  Overall Purpose / Objectives

The Audit Committee will assist the board in fulfilling its oversight responsibilities.  The Audit Committee will review the financial reporting process, the system of internal and disclosure control and management of financial risks, the audit process, and the company’s process for monitoring compliance with laws and regulations and its own code of business conduct.  In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

2.

Authority

The Board authorizes the Audit Committee, within the scope of its responsibilities, to:

●

Seek any information it requires from:

-

Any employee (and all employees are directed to co-operate with any request made by the Audit Committee).

-

External parties.

●

Obtain outside legal or other professional advisers.

●

Ensure the attendance of company officers at meetings as appropriate.

●

Pre authorize non-audit services performed by the Company’s auditors.

3.

Organization

Membership

3.1

The Audit Committee will comprise three (3) members all of which will be non-executive directors.

3.2     Each member should be capable of making a valuable contribution to the committee.

3.3

All members should be independent of management.

3.4

The Chairman of the Audit Committee will be nominated by the Board from time to time.

3.5

Members will be appointed annually.

3.6

A quorum for any meeting will be two (2) members.

3.7

The Secretary of the Audit Committee will be the Company Secretary, or such other person as nominated by the Board.

Attendance at Meetings

3.8

The Audit Committee may invite such other persons (e.g. the CEO, CFO) to its meetings, as it deems necessary.

3.9

The internal and external auditors should be invited to make presentations to the Audit Committee as appropriate.

3.10

Meetings shall be held not less that four (4) times a year.  Special meetings may be convened as required.  Internal audit or the external auditors may convene a meeting if they consider that it is necessary.

3.11

The proceedings of all meetings will be recorded in minutes for approval and signature.

4.  Roles and Responsibilities

The Audit Committee will:

Internal Control

4.1

Evaluate whether management is setting the appropriate “control culture” by communicating the importance of internal control and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities.

4.2

Consider how management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown.

4.3

Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

Financial Reporting

a)  General

4.4

Gain an understanding of the current areas of greatest financial risk and how management is managing these effectively.

4.5

Consider with the internal and external auditors any fraud, illegal acts, deficiencies in internal control or other similar issues

4.6

Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

4.7

Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

4.8

Review any legal matters which could significantly impact the Consolidated Financial Statements.

b)  Financial Statements

4.9

Review the annual and quarterly Consolidated Financial Statements and determine whether they are complete and consistent with the information known to committee members; assess whether the Consolidated Financial Statements reflect appropriate accounting principles.

4.10

Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

4.11

Focus on judgmental areas, for example those involving valuation of assets and liabilities; warranty, product or environmental liability; litigation reserves; and other commitments and contingencies.

4.12

Meet with management and the external auditors to review the Consolidated Financial Statements and the results of the audit.

4.13

Review the other sections of the Annual Report before its release and consider whether the information is understandable and consistent with members’ knowledge about the company and its operations.

c)    Preliminary Announcements, Interim Financial Statements and Analysts Briefings

4.14

Be briefed on how management develops preliminary announcements, interim financial information and analysts briefings; the extent of internal audit involvement; and the extent to which the external auditors review such information.

4.15

Assess the fairness of the preliminary and interim statements and disclosures, and obtain explanations from management and internal and external auditors on whether:

-

Actual financial results for the interim period varied significantly from budgeted or projected results.

-

Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company’s operations and financing practices.

-

Generally accepted accounting principles have been consistently applied.

-

There are any actual or proposed changes in accounting or financial reporting practices.

-

There are any significant or unusual events or transactions.

-

The company’s financial and operating controls are functioning effectively.

-

The preliminary announcements and interim financial statements contain adequate and appropriate disclosures.

Internal Audit (when applicable)

4.16

Review the activities and organizational structure of the internal audit function and ensure no unjustified restrictions or limitations are made.

4.17

Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

4.18

Review the effectiveness of the internal audit function.

4.19

Meet separately with the director of internal audit to discuss any matters that the committee or auditors believe should be discussed privately.

4.20

Ensure that significant findings and recommendations made by the internal auditors are received and discussed on a timely basis.

4.21

Ensure that management responds to recommendations by the internal auditors.

External Audit

4.22

Review the external auditors’ proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope.

4.23

Review the performance of the external auditors.

4.24

Consider the independence of the external auditor, including reviewing the range of services provided in the context of all consulting services bought by the Company.

4.25

Make recommendations to the Board regarding the reappointment of the external auditors.

4.26

Meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

4.27

Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

4.28

Ensure that management responds to recommendations by the external auditors.

Compliance with Laws and Regulations

4.29

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.

4.30

Obtain regular updates from management and company’s legal counsel regarding compliance matters.

4.31

Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

4.32

Review the findings of any examinations by regulatory agencies.

Compliance with the Company’s Code of Conduct

4.33

Ensure that the code of conduct is in writing and that arrangements are made for all employees to be aware of it.

4.34

Evaluate whether management is setting the appropriate “tone at the top” by communicating the importance of the code of conduct and the guidelines for acceptable behavior.

4.35

Review the process for monitoring compliance with the code of conduct.

4.36

Obtain regular updates from management regarding compliance.

Reporting Responsibilities

4.37

Regularly update the Board about committee activities and make appropriate recommendations.

4.38

Ensure the Board is aware of matters which may significantly impact the financial condition or affairs of the business.

Other Responsibilities

4.39

Perform other oversight functions as requested by the full Board.

4.40

If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

4.41

Review and update the Audit Committee Charter annually; receive approval of changes from the Board.

4.42

Evaluate the committee’s own performance on a regular basis

 EXHIBIT B

SUNOPTA INC.

2002 STOCK OPTION PLAN

AMENDED AND RESTATED APRIL 2007

The purpose of the SunOpta Inc. 2002 Stock Option Plan (the "Plan") is to have Options available to grant to the employees, directors and consultants of SunOpta Inc. (the “Company” or “SunOpta”) and its subsidiaries. Such a Plan is vital to ensure the long-term motivation and retention of employees, directors and consultants. Stock option plans also develop the interest and incentive of employees of the companies that SunOpta and its subsidiaries may acquire by providing them with an opportunity to purchase Common Shares of the Company, thereby advancing the interests of the Company and its shareholders.

Subject to shareholder approval, the 2002 Stock Option Plan as amended and restated through April 2007 was approved by the Board of Directors (the “Board”) of the Company, on May 14, 2007 at which time the Plan was amended to include modifications to certain provisions and to authorize an additional 2,000,000 common shares (“Common Shares”), without par value, were reserved for the grant of Options under the Plan.

The Plan

1.

Purpose of the Plan

An Option granted under the Plan provides an employee, director or consultant of SunOpta with the opportunity to purchase Common Shares of the Company.

2.

Definitions - In this Plan, the following words and terms shall have the following meanings:

"Date of Exercise" means the date upon which an Eligible Person returns a completed Option Exercise Form to the Company together with payment in full for the number of Optioned Shares such employee, director or consultant is purchasing pursuant to such form;

“Eligible Company” means SunOpta Inc. or any of  it’s subsidiaries;

"Eligible Person" means an employee, director or consultant of SunOpta or its subsidiaries at the time of the grant of an Option;

"Option" means the right granted under this Plan to an Eligible Person to purchase a specified number of Common Shares of the Company pursuant to the provisions of the Plan;

"Compensation Committee" means the committee chosen by the Board of the Company to administer the Plan;

"Optionee" means an eligible employee, director or consultant of the Company who has been granted an Option pursuant to the Plan;

"Option Period" means no more than a ten-year period from the date of grant of an option and ending May 14, 2007, unless otherwise provided by the Board of Directors of the Company and approved by its regulators. During this period an Optionee granted an Option may purchase Optioned Shares commencing on the date approved by Shareholders and ending May 14, 2017;

"Option Price" means the price per share at which an Optionee may purchase Optioned Shares;

"Optioned Shares" means those Common Shares in respect of which an Option is granted to an Optionee under this Plan;

“Vested Options” means those Optioned Shares that are eligible for exercise by the Eligible Person.

3.

Eligibility

The eligibility to participate in the Plan is at the discretion of the Compensation Committee.

4.

Number of Shares an Optionee is entitled to Under the Plan

The Compensation Committee shall determine the number of Optioned Shares in respect of which an Option is granted at the time of the grant of the Option. The number of shares reserved for the issuance to any one person pursuant to Options must not exceed 5% of the Company’s outstanding Common Shares.

5.

Purchase Price for Optioned Shares

The purchase price of Optioned Shares comprised in an Option granted under the Plan shall be equal to 100% of the fair market value of the Common Shares of the Company based on the closing price on the trading day immediately prior to the date of grant of the Option, on either the Toronto Stock Exchange or Nasdaq. If a difference occurs after applying the relevant exchange rate at the time between Canadian and US dollars, then the closing price on the Nasdaq will be used as determined by the staff member delegated this responsibility by the Compensation Committee. In accordance with the policies of the Toronto Stock Exchange, the Option price cannot be lower than the market price of the Company’s Common Shares on the Toronto Stock Exchange on the trading day prior to the date of the grant of the Option.

6.

(a)  Exercise of Option

Each Option granted under the Plan shall vest at such time or times as may be determined by the Board or the Compensation Committee and no rights under the Plan or any Option shall accrue to any Optionee in any Optioned Shares forming the subject matter of an Option prior to the vesting date of such Option.

The Compensation Committee will decide the vesting date of the Options granted to the Optionee under the Plan at the time of grant pursuant to Article 12 hereof.

The right of exercise shall be cumulative and any Optionee, if still an employee, director or consultant of an Eligible Company, may exercise the Option in respect of any Optioned Shares, which have vested at any time during the Option Period subject to the provisions of Articles 10 and 11 hereof.

In order to purchase Optioned Shares under the Plan, an Optionee shall complete and execute an Option Exercise Form in the form of Schedule 1 attached hereto and deliver it to the Company together with a certified cheque or money order in US Dollars for the full purchase price of the Optioned Shares being acquired.

Subject to the prior vesting of Optioned Shares and of restriction on purchase dates or as otherwise determined by the Compensation Committee, an Optionee can exercise all or any part of the Option at any time.

(b)  Vesting on Change of Control

In the event of a Change of Control, all options which have not yet vested will vest immediately.  For the purposes of this provision a Change of Control will be deemed to have occurred when:

(i)   a person (which includes a partnership or corporation) acting alone or jointly or in concert with others, acquires beneficial ownership of voting securities of the Company which, together with voting securities of the Company already owned by such person or persons, constitutes in the aggregate 50% or more of the outstanding voting securities of the Company;

A person who is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as a part of such person’s duties for fully managed accounts, holds or exercises voting power over voting securities of the Company, will not, solely by reason thereof, be considered to be a beneficial owner of such voting securities;

(ii)   the Company agrees to amalgamate, consolidate or merge with another body corporate;

(iii) any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding up of the Company;

(iv)  the Company decides to sell, lease, or otherwise dispose of all, or substantially all, of its assets.

7.

Optionee Commitment

An Optionee has no obligation to exercise any or all of the Optioned Shares at any time but, to the extent an Optionee exercises the Option, the full purchase price of the Optioned Shares purchased pursuant to such exercise must be paid in full as set out under "Exercise of Option" above.

8.

Share Certificates

The Company will deliver a share certificate representing the Optioned Shares purchased pursuant to exercise of an Option as soon as reasonably possible after the exercise thereof.

9.

Transfer and Assignment; Securities Regulations

No Option or any of the rights thereunder is assignable or transferable by an Optionee except by the laws of descent and distribution. Upon the exercise of an Option, the Optionee may sell or otherwise dispose of such shares in any manner that the Optionee wishes in any jurisdiction in which the same are qualified for sale and subject to any regulatory authority having jurisdiction over such sale.

Common Shares shall not be issued with respect to an Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended.

10.

Termination for any Reason other than Death

Upon the Optionee ceasing to be an employee or servant of SunOpta (except upon the death of the Optionee), the Option hereby granted shall forthwith cease and terminate and shall be of no further force or effect whatsoever as to such of the Optioned Shares which have not vested or in respect of which such Option has not been previously exercised on the date notice of dismissal or resignation is given; provided that where the Optionee is dismissed by SunOpta, the Optionee shall have 30 days from the date notice of dismissal is given in which to exercise the Option hereby granted in respect of the Vested Options available at the date of such notice of dismissal.

If through the operation of Article 6 hereof, none of the Optioned Shares shall have vested in such Optionee, the provisions of Article 6 hereof shall prevail and such Optionee shall not be entitled to purchase any Optioned Shares notwithstanding the provisions of this Article.

Transfer by the Optionee to a subsidiary of the Company or any other Company affiliated with it or from such subsidiary or affiliate to the Company shall be deemed not to be a termination of employment under this Article and all rights of the Optionee under such Option shall continue in full force and effect after such transfer.

11.

Termination by Reason of Death

If any Optionee shall die at any time prior to the end of the Option Period and before such Optionee has purchased all of the Optioned Shares granted to him or her, the unexercised portion of an Option provided in Article 6 hereof will immediately vest, and such Optionee's personal representatives may purchase all or any portion of the Optioned Shares of such deceased Optionee, as provided in this Plan, at any time during the shorter of the period of the Option Period or 180 days immediately next following the death of the Optionee, excluding the date of death if such day be a business day or, if such day shall not be a business day, on the business day next following.

12.

Administration of the Plan

The Compensation Committee shall administer the Plan.  The Compensation Committee has been delegated the authority by the Board of Directors of the Company to designate those employees, consultants and directors of current or future business interests who are to be granted an Option in the Plan, the number of Optioned Shares to be granted to each such Optionee and otherwise to administer and interpret the Plan and the Options granted thereunder.  The Board of Directors may amend, modify or terminate the Plan as per the terms and conditions outlined in Article 18 of this Plan.

Any determination of the Compensation Committee shall be final and conclusive, unless the Board of Directors overrules any such determination, in which case the decision of the Board shall be final, conclusive and binding.  The members of the Compensation Committee at the date hereof are as follows: Jim Rifenbergh, Robert Fetherstonhaugh, Steven Townsend and Cyril Ing.

The Compensation Committee may delegate the day-to-day administration of the Plan to an officer of the Company.

13.

Changes Affecting Optioned Shares

In the case of any reorganization or recapitalization of the Company (by reclassification of its outstanding capital stock), or its consolidation or merger with or into another corporation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, pursuant to any of which events the then outstanding shares of the Company's capital are consolidated or subdivided, or are changed into or become exchangeable for other shares or stock, the Optionee, upon exercise of his or her Option, shall be entitled to receive in lieu of the Optioned Shares which he or she would otherwise have been entitled to receive upon such exercise and without any payment in addition to the Option Price therefore, the shares of stock which the Optionee would have received upon such reorganization, recapitalization, consolidation, subdivision, merger, sale or other transfer, if immediately prior thereto he or she had owned the Optioned Shares to which such exercise of the Option relates and had exchanged such Optioned Shares in accordance with the terms of such reorganization, recapitalization, consolidation, subdivision, merger, sale or other transfer.

Notwithstanding the foregoing provisions of this Article 13, no adjustment provided for herein shall require the Company to deliver a fractional share under the Option.

14.

Employment

The granting of an Option to any person under the Plan shall not confer any rights upon such Optionee other than those provided in the Plan and, without limiting the generality of the foregoing, shall not confer or be deemed to confer upon any such Optionee any right to continue as an employee, director or consultant of the Company, or any subsidiary or affiliate thereof.

15.

No Shareholder Right

The granting of an Option pursuant to the Plan shall not confer any rights upon any Optionee as a shareholder of the Company, nor the right to receive notice of, attend nor vote at any meeting of shareholders of the Company until the exercise of an Option and such rights shall extend only to those number of Optioned Shares in respect of which the Option was exercised.

16.

Governing Law

The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each provision of the Plan shall be governed by the laws of the Province of Ontario; except in respect to any sale of any of the Common Shares in respect of which an Option has been exercised which shall be governed by the laws of the jurisdiction in which an Optionee proposes to sell such shares.

17.

Incentive Stock Options Under US Internal Revenue Code

Notwithstanding anything in this plan to the contrary, any Option granted under this Plan to an Optionee who is a citizen or resident of the United States (including its territories, possessions, and all areas subject to jurisdiction) and who, at the time of grant, is an officer, key employee or director of the Company (provided for purposes of this Article 17 only, an Optionee who is a director is then also an officer or key employee of the Company (a “US Optionee)) shall be an “incentive stock option” within the meaning of the Internal Revenue Code of 1986, as amended, of the United States, (the “Code”).

No provision of this Plan, as it may be applied to a US Optionee, shall be construed so as to be inconsistent with any provision of Section 422 of the Code.

Notwithstanding anything in this Plan to the contrary, the following provisions shall apply to each US Optionee:

a)

Any director of any of the subsidiaries that comprise the consolidated Company who is a US Optionee shall be ineligible to vote upon granting such an Option to themselves;

b)

An Option granted under this Plan to a US Optionee shall be an incentive stock option with the meaning of Section 422 of the Code provided that the aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which Options are exercisable for the first time by such US Optionees during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of any the Company’s subsidiaries does not exceed One Hundred Thousand Dollars in US funds (US $100,000);

c)

To the extent that the aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which incentive stock options (determined without reference to this subsections) are exercisable for the first time by a US Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, any of the Company’s subsidiaries exceeds One Hundred Thousand Dollars in US funds (US $100,000), such Options will be treated as nonqualified stock options (i.e.: options which fail to qualify as incentive stock options within the meaning of Section 422 of the Code) in accordance with Section 422(d) of the Code;

d)

The purchase price of the Common Shares under each Option granted to a US Optionee pursuant to this Plan shall not be less than the fair market value of such Common Shares at the time the Option is granted;

e)

No incentive stock options may be granted hereunder to a US Optionee following the expiry of ten (10) years after the date on which this Plan is adopted by the Board of Directors and no Option may be exercisable by the US Optionee following the expiry of the ten (10) years after the date on which this Plan is adopted by the Board of Directors. These provisions are consistent with the provisions of the Plan as stated under Article 2 – Definitions – “Option Period”;

f)

If any US Optionee to whom an incentive stock option is to be granted under this Plan is at the time of the grant of such incentive stock option the owner of shares possessing more than ten percent  (10%) of the total combined voting power of all classes of the shares of the Company, then the following special provisions shall be applicable to the Option granted to that individual:

i)

the purchase price of the Common Shares of the Company subject to such incentive stock option shall not be less than one hundred and ten percent (110%) of the market price of one common share of the Company at the time of the grant; and

ii)

for the purposes of this Article 17 (f), the Option Period shall not exceed five (5) years from the date of the grant;

g)

The Board may, in its discretion, grant under this Plan to US Optionees, Options that are non-qualified stock options.

18.

Amendment, Modification or Termination of the Plan

The Plan will terminate on May 14, 2017 unless otherwise determined by the Compensation Committee or unless all of the Options granted under the Plan are exercised, in which case the Plan will terminate on the date all of the Options granted under the Plan have been exercised.

The Board of Directors reserves the right to amend, modify or terminate this Plan at any time if and when it is advisable in the discretion of the Board of Directors.  However, shareholder approval shall be required in respect of:

a)

any amendments to the number of Common Shares (or other securities issuable) under the Plan;

b)

any amendment which reduces the exercise price of an option that is held by an Insider;

c)

any amendment extending the term of an option held by an Insider beyond its original expiry date except as otherwise permitted by the Plan; and

d)

amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulation and policies of the Exchange).

Where shareholder approval is sought for amendments above, the votes attached to Common Shares held directly or indirectly by Insiders benefiting from the amendment will be excluded.

Other than as specified above, the Board of Directors may approve all other amendments to the Plan or options granted under the Plan.  Without limiting the generality of the foregoing, the following types of amendments that would not require shareholder approval;

a)

amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

b)

amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Exchange);

c)

other than for options held by Insiders, a reduction in the exercise price of an option (other then where such reduction would result in the exercise price being lower than the price determined for such option in accordance with the Plan at the time such option was granted);

d)

an extension of the term of an option beyond original expiry date, other than for Options held by Insiders;

e)

an expansion of the scope of persons eligible to participate in the Plan;

f)

an amendment to the transferability or assignability of an option;

g)

amendments respecting administration of the Plan;

h)

any amendment to the vesting provisions of the Plan or any option;

i)

any amendment to the early termination provisions of the Plan or any option, whether or not such option is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date;

j)

the addition of any form of financial assistance by the Corporation for the acquisition by all or certain categories of Participants of Common Shares under the Plan, and the subsequent amendment of any such provision which is more favourable to Participants;

k)

amendments necessary to suspend or terminate the Plan; and

l)

any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

IN WITNESS WHEREOF, subject to shareholder approval, and a pre-clearance statement pursuant to Section 601 of the Toronto Stock Exchange Company Manual, the Company has executed this Plan as of May 14, 2007.

SUNOPTA INC.

/s/ Jeremy Kendall	/s/ John Dietrich

J. N. Kendall, Chairman	John Dietrich, VP & CFO

Exhibit C

RESOLUTION

RESOLVED THAT:

The amendments to the Company’s 2002 Stock Option Plan set forth in Exhibit B and described in the Company Proxy Statement dated March 27, 2007 are hereby approved and adopted.

Passage of this resolution requires the vote of a majority of the shares vested at the Meeting.

Exhibit D

RESOLUTION

RESOLVED THAT:

An additional 2,000,000 common shares be authorized and reserved for the issuance of stock options under and pursuant to the terms of the Company’s 2002 Stock Option Plan.

Passage of this resolution requires the vote of a majority of the shares vested at the Meeting.